UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On February 28, 2022, Supernus Pharmaceuticals, Inc. (“Supernus” or the “Company”) issued a press release regarding its preliminary financial results for the fourth quarter and full year ended December 31, 2021. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

As previously announced, Supernus is hosting a conference call at 4:30 p.m. Eastern Time on Monday, February 28, 2022, to present the business and financial results. A live webcast is available at www.supernus.com. The webcast will be archived on the Company’s website for 60 days following the live call.

The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains “forward-looking statements” that do not convey historical information, but relate to predicted or potential future events, such as statements of our plans, strategies and intentions. These statements can often be identified by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or “anticipate” or similar terminology. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for Supernus’ ongoing obligations to disclose material information under the federal securities laws, Supernus undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which Supernus competes, the forward-looking statements of Supernus contained in this Current Report on Form 8-K are also subject to various risks and uncertainties, including those set forth in Item 1A, “Risk Factors,” in Supernus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which the Company filed on March 8, 2021; Item 1A, “Risk Factors,” of the Quarterly Report on Form 10-Q, which the Company filed on May 7, 2021; and other risk factors set forth from time to time in the Company’s filings with the Securities and Exchange Commission made pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Modification of Compensatory Arrangements with Executive Officers
On February 22, 2022, the Company’s Compensation Committee (the “Committee”) recommended, and the Board of Directors (the “Board”) approved, modifications of the compensation of its executive officers, as follows:
The annual base salary of Jack A. Khattar, the Company’s President and Chief Executive Officer, was increased from $870,000 to $913,500. Mr. Khattar was awarded a 2021 bonus of $887,400 and was granted options to purchase 250,000 shares of common stock and 125,000 performance share units (PSUs), which will vest depending upon the level of achievement of specified performance goals. In addition, Mr. Khattar’s bonus target for 2022 is unchanged from 2021 and is 75% of his base salary.
The annual base salary of Timothy C. Dec, the Company’s Senior Vice President and Chief Financial Officer, was increased from $375,000 to $412,500. Mr. Dec was awarded a 2021 bonus of $72,300 based on his service with the Company from August 23, 2021, and was granted options to purchase 25,000 shares of common stock, 2,000 restricted stock units (RSUs), and 3,000 PSUs, which will vest depending upon the level of achievement of specified performance goals. In addition, Mr. Dec’s bonus target increased from 40% of his base salary in 2021 to 45% of his base salary for 2022.
The annual base salary of Padmanabh P. Bhatt, Ph.D., the Company’s Senior Vice President, Intellectual Property and Chief Scientific Officer, was increased from $403,100 to $415,200. Dr. Bhatt was awarded a 2021 bonus of $158,900 and was granted options to purchase 18,000 shares of common stock, 3,000 RSUs and 3,000 PSUs, which will vest depending upon the level of achievement of specified performance goals. Dr. Bhatt’s bonus target for 2022 is unchanged from 2021 and is 35% of his base salary.
The annual base salary of Jonathan Rubin, M.D., the Company’s Senior Vice President and Chief Medical Officer, was increased from $385,000 to $412,000. Dr. Rubin was awarded a 2021 bonus of $143,700 and was granted options to purchase 25,000 shares of common stock, 3,000 RSUs and 3,000 PSUs, which will vest depending upon the level of achievement of specified performance goals. Dr. Rubin’s bonus target increased from 35% of his base salary in 2021 to 40% of his base salary in 2021.
The annual base salary of Tami T. Martin, R.N., Esq., the Company’s Senior Vice President, Regulatory Affairs, was increased from $336,200 to $346,300. Ms. Martin was awarded a 2021 bonus of $129,700 and was granted options to purchase 18,000 shares of common stock, 3,000 RSUs and 3,000 PSUs, which will vest depending upon the level of achievement of specified performance goals. Ms. Martin’s bonus target for 2021 is unchanged from 2021 and is 35% of her base salary.
The annual base salary of Frank Mottola, the Company’s Senior Vice President, Quality, GMP Operations and IT, was increased from $326,100 to $342,400. Mr. Mottola was awarded a 2021 bonus of $131,900 and was granted options to purchase 18,000 shares of common stock, 3,000 RSUs and 3,000 PSUs, which will vest depending upon the level of achievement of specified performance goals. Mr. Mottola’s bonus target for 2022 is unchanged from 2021 and is 35% of his base salary.
These increases were the result of the Committee’s annual compensation review for executive officers. These increases in annual base salary became effective as of January 1, 2022, and are consistent with the Company’s industry peer group and were recommended to the Committee by Radford, its independent compensation consulting company.
Vesting for all stock option grants and RSUs will occur annually in equal increments over a four year period. The exercise price for the executive officer option grants is $32.20 per share, based on the closing price of February 22, 2022, the date of approval of the grants by the Committee and the Board. All other terms and conditions of the Company’s compensatory arrangements with these executive officers remain unchanged.
The PSU awards are subject to the terms and conditions of the Company’s form of Performance Share Unit Award Agreement (“Award Agreement”). The Award Agreement provides for the vesting of PSUs at the end of an established performance period based on the level of achievement of the performance goals for the individual executive officer as recommended by the Committee and approved by the Board. All determinations of whether the performance goals have been achieved and the number of PSUs earned by the executive officer will be made by the Committee in its sole discretion. Upon certification of achievement of the performance goal, the PSUs will vest and become nonforfeitable on the date that the Committee certifies the achievement of the performance goal, subject to the executive officer’s continuous employment from the grant date through the date that the Committee certifies the achievement of the performance goal.
The foregoing description of the terms of the Award Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Form of Award Agreement filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed on February 27, 2020).

Item 9.01                                           Financial Statements and Exhibits*.

(d)                                Exhibits

Exhibit 99.1 — Press Release Dated February 28, 2022 furnished as an Exhibit pursuant to Item 2.02 hereof.

Exhibit 104 — The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

______________________________________

* The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange act of 1934, as amended, or otherwise subject to liabilities under that section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: February 28, 2022	By:	/s/ Timothy C. Dec
Timothy C. Dec
Senior Vice-President and Chief Financial Officer

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